AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JUNE 22, 2000

================================================================================
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [__]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
      [__] Preliminary Proxy Statement
      [__] Confidential, For Use of the Commission Only (as permitted by Rule
           14a-6 (e) (2))
      [__] Definitive Proxy Statement
      [X ] Definitive Additional Materials
      [__] Soliciting Material Under Rule 14a-12

                               DEXTER CORPORATION

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.

--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

      [X] No fee required.
      [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
          0-11.

          1)   Title of each class of securities to which transaction applies:



               ----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:



               ----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



               ----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:



               ----------------------------------------------------------------

NY2:\875649\01

          5)   Total fee paid:



               ----------------------------------------------------------------


     [_] Fee paid previously with preliminary materials:


         ----------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)       Amount previously paid:
     2)       Form, Schedule or Registration Statement No.:
     3)       Filing Party:
     4)       Date Filed:


================================================================================

FOR IMMEDIATE RELEASE               CONTACT:
Wednesday, June 21, 2000            Edward G. Novotny & Associates, Inc.
                                    (212) 490-2065/2977


         WAYNE, NJ--The following statement was released this afternoon by International Specialty Products Inc. Chairman Samuel J. Heyman, expanding on his earlier comments on Dexter Corporation's (NYSE: "DEX") announcement of proposed asset sales:

         "We continue to believe that our $45 per share cash tender offer is a full and fair one. While we are skeptical that Dexter's piecemeal liquidation plan announced today will provide shareholders with equal or superior value, only when the Company provides full disclosure concerning the details of its plan will shareholders be able to make an informed decision as to what is in their best interest. Moreover, Dexter's attempt to force these transactions upon its shareholders without their approval is in our opinion a blatant attempt to disenfranchise the Company's shareholders."


                                     * * * *

     International Specialty Products Inc. is a leading multinational manufacturer of specialty chemicals and mineral products.

NY2:\925116\01

     ISP HAS FILED A FINAL, DEFINITIVE PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF DEXTER CORPORATION FOR USE AT DEXTER'S 2000 ANNUAL MEETING. ISP STRONGLY ADVISES ALL DEXTER SHAREHOLDERS TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE PROXY STATEMENT HAS BEEN MAILED TO ALL OWNERS OF DEXTER COMMON STOCK AS OF THE MAY 15 RECORD DATE AND IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP:\\WWW.SEC.GOV. DEXTER SHAREHOLDERS MAY ALSO OBTAIN THE PROXY STATEMENT FOR FREE FROM INNISFREE M&A INCORPORATED, BY CALLING (888) 750-5834.

     ISP INTENDS TO FILE AN OFFER TO PURCHASE AND A LETTER OF TRANSMITTAL WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S OFFER TO PURCHASE ALL OUTSTANDING SHARES OF COMMON STOCK OF DEXTER CORPORATION. ISP STRONGLY ADVISES ALL DEXTER SHAREHOLDERS TO READ THE OFFER TO PURCHASE AND LETTER OF TRANSMITTAL WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE OFFER. THESE DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP:\\WWW.SEC.GOV AND MAY BE OBTAINED FOR FREE FROM INNISFREE M&A INCORPORATED, BY CALLING (888) 750-5834.

     This press release may contain "forward looking statements" within the meaning of the federal securities laws with respect to the Company's financial results and future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Important factors that could cause such differences are discussed in the Company's Annual Report on Form 10-K, that is filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference.


                                       2